                                                                   Exhibit 10.15

   Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                AT&T MNS and NetSolve CONTRACT SERVICES AGREEMENT

                                                                Amendment No. 16

The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("Contract") as heretofore modified by Amendments Number 5 and 11.0(collectively the "Agreement") is further amended as follows effective as of January 1, 2002 ("Amendment No. 16).

Paragraphs 1-4, 7 and 24 are to be deleted in Amendment Number 11.0 and replaced with the following for purposes of this Amendment No. 16. All paragraphs of Amendment Number 5 other than 1-4 and 7 remain in effect with respect to any other amendments to the Contract and this Amendment Number 16 unless any such paragraphs are specifically deleted or revised in an amendment. Attachments A, B, H and H-1, and Appendices A and B which are attached to this Amendment 16, are incorporated herein.

Paragraph 1 - Statement of Work

NetSolve shall provide services ("Services") to AT&T in support of AT&T's Managed Network Solutions (MNS) Service offering as defined and in accordance with the "Statement Of Work," (which is comprised of Attachments A, H and H-1, Appendices A and B to Amendment Number 11.0). Services shall be available to AT&T in the United States and Canada and, subject to mutual agreement on pricing and DMOQs, in other countries. Modifications to the Statement of Work may be requested from time to time by AT&T and any modifications to Attachments A, H, H-1 or Appendices A and B shall be approved and incorporated into this Amendment Number 16 upon the written agreement of both parties. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve feels will require an increase to the prices contained in Paragraph 4-Payment for Services, and shall furnish the amount of such proposed increase in such writing. Following delivery of such notice, NetSolve shall continue to provide Services without modification but shall not institute any such modification until the AT&T Contract Representative and NetSolve agree, in writing, to the appropriate charges.

Paragraph 2 - CONTRACT REPRESENTATIVE

AT&T's MNS Contract Representative is *. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T. Notice of price changes to be given hereunder shall be addressed by NetSolve to Mr. *, AT&T, *, Austin, TX 78759 and Mr. *, AT&T Supplier Management Division, Room 3D151D, 900 Route 202/206 North, Bedminster, NJ 07921.

Paragraph 3 - TERM

The effective date of this Amendment Number 16 is January 1, 2002 ("Effective Date"). AT&T may place Orders with NetSolve under this Amendment Number 16 from the Effective Date through and including June 30, 2003 (the "Ordering Period"). An Order shall be defined herein as a written order placed by AT&T to NetSolve subject to termination as set forth in Paragraph 24 and shall not be defined herein to be orders placed by AT&T's End user customer to AT&T. For purposes of this Amendment 16, "AT&T End User Customer" or "End user customer" means an AT&T end user customer to which NetSolve is providing Services pursuant to this Amendment 16. The Term of this Amendment shall begin on the Effective Date and shall terminate on February 28, 2004 (the "Expiration Date"). Any other extensions of this Amendment Number 16 beyond the Expiration Date, or any other continued work beyond the Expiration Date, shall be pursuant to a written Agreement signed by both parties.

                            AT&T/NETSOLVE PROPRIETARY                     Page 1

Paragraph 4 - PAYMENT FOR SERVICES

A. For services performed by NetSolve under this Amendment Number 16, AT&T will pay NetSolve a monthly recurring charge for each Router Site. The monthly recurring charges are set forth in Tables 1 and 2. In addition, AT&T will pay certain one time, non-recurring charges and Time and Material (T&M) charges as set forth in Table 1 below. .

B. The following is fixed for the term of this Amendment Number 16:

     (i) Prices for the services in Items 1, 2, 3, 7, 8, 9, 10, 11 and 12 of Table 1, and

     (ii) The percentage fees in Item 5.

   The following pricing may change during the term of this Amendment Number 16:

     (i) Prices for Item 5, as based on the actual manufacturer's invoice or list price, and/or

     (ii) Prices for Items 4 and 6 upon sixty (60) days written notice, only if NetSolve's suppliers change the underlying prices to NetSolve, in which case NetSolve shall only change its prices to AT&T by the same percentage (up or down) as the percentage change from NetSolve's suppliers to NetSolve.) At the same time NetSolve provides notice of a price change by NetSolve's supplier(s), NetSolve shall provide documentation to AT&T describing the underlying cost change and a calculation, as necessary, to support the price change. If AT&T does not find an error in the pricing provided by NetSolve within the above sixty (60) day notice period, the prices for Items 4 and 6 of Table 1 shall be changed effective at the end of the notice period.

Any change to the price per Item 4 (pursuant to the terms above) shall be applied to new Orders placed by AT&T after AT&T's receipt of NetSolve's notice of the price change which will be reflected on the Customer Service Order ("CSO").

Any change to the price for Item 6 (pursuant to the terms above) shall be applied to new Orders placed by AT&T after AT&T's receipt of NetSolve's notice of the price change, or for existing Orders, the new pricing shall be applied as of the next annual anniversary of the service start date for each existing Order. NetSolve shall provide a summary of such prices to AT&T quarterly.

C. NetSolve will issue a credit to AT&T for Services performed in January in an amount equal to the difference in price per this Amendment Number 16 and the prior Amendment Number 11.0, such credit to be issued as a lump sum amount for each applicable item in Table 1. NetSolve will make reasonable efforts to change the pricing in its system prior to sending invoices for Services provided in February but if unable to make such changes prior to the billing cutoff for the February invoice, may also issue a lump sum credit for February. Thereafter, NetSolve's billing shall reflect the pricing in this Amendment Number 16 on a per line item basis and NetSolve may submit its billing in electronic form without also submitting a paper copy.

D. NetSolve will not bill AT&T for any charges under Items 2 or 6 of Table 1 for periods earlier than forty-five (45) days from the invoice date unless the billing was deferred due to a delay by AT&T or its end user customer in implementing Services.

                            AT&T/NetSolve Proprietary                     Page 2

Table 1
------------------------------------------------------------------------------------------------------------------------------------

                NetSolve Service Performed                                     Billing at List Price
------------------------------------------------------------------------------------------------------------------------------------
1.  Growth Markets Sales Process activities for
Express and MRS defined in Attachments H and H-1.                                $* per Proposal (1)
------------------------------------------------------------------------------------------------------------------------------------
2. Router Managed Hub and Non-Hub Sites                                          See Table 2 below.
services as defined in Attachment A
                                                                  Add $* per site per month for WAN Performance View
                                                                         Add $* per site per month for dial back-up /(2)/

------------------------------------------------------------------------------------------------------------------------------------
3. Implementation Coordination as defined in
Attachment A                                                $* per Hub or Non-Hub Site installed or moved ($* for international locations).
------------------------------------------------------------------------------------------------------------------------------------
4. Installation Charge                                      Non-recurring fee per managed Router Site at $*(3) per site per installation (international quotations will be priced individually upon request). This charge will also apply when NetSolve coordinates a domestic installation on AT&T's behalf utilizing AT&T's other vendor(s).
------------------------------------------------------------------------------------------------------------------------------------
5. Equipment procured by NetSolve for AT&T                   For routers - manufacturer's actual invoice to NetSolve plus *% of
                                                             Manufacturer's list price at the time the Order is executed.(4)
                                                             For other equipment - *% of manufacturer's list price at time of order from AT&T when NetSolve's vendor is used
------------------------------------------------------------------------------------------------------------------------------------
6. Customer Premise Equipment Maintenance                   NetSolve's current List Price (which shall be adjusted at least quarterly to not exceed the then-current manufacturer's List
                                                            Price) at time of receipt of Order from AT&T (subject to annual adjustment after implementation), less a discount of (i) *% off of List Price effective January 1, 2002 (ii) *% off of List Price effective July 1, 2002.(5)(7)
------------------------------------------------------------------------------------------------------------------------------------
7. Implementation Reschedule Fee                            $* per Router Site Postponed by AT&T or Customer beginning with the second such postponement for the Router Site.
------------------------------------------------------------------------------------------------------------------------------------
8. Time and Material Activities. Example of                                   $* per Hour (minimum 2 hour charge)
service to be applied  to:
                                                            All services are subject to a minimum of a two (2) hour T&M charge for
o    After Hours Installation (Work scheduled after            remote support or a four (4) hour T&M charge for on-site support.
     5:00 p.m.)

o    Multiple visits to customer site due to
     customer non-readiness

o    Site visit insisted by customer though problem
     resolution is determined and conveyed to be
     linked to non-managed customer equipment or due
     to fault of a party other than NetSolve or its
     subcontractors.
------------------------------------------------------------------------------------------------------------------------------------
9. Performance Reports                                        Reports
                                                              Included in charges under Item 2 above.
------------------------------------------------------------------------------------------------------------------------------------
10. Customer Migration Fee per site applicable to             Network Size
management center change for non-service related
reasons. (6)                                                  1-6 sites                                    $*
                                                              7- sites and above                           $*
------------------------------------------------------------------------------------------------------------------------------------

                           AT&T/NetSolve Proprietary                      Page 3


              NetSolve Service Performed                                      Billing at List Price
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------ -------------------------------------------------------------------------
11. Tele-Install for customers not desiring an
on-site installation per Item 4 above.                 $* flat charge per event for up to two hours of support. After two hours, the charges per Item 8 shall apply, except that no minimum number of hours will apply and billing will be in 30 minute increments

------------------------------------------------------ -------------------------------------------------------------------------
 12.  Shipping fees                                    NetSolve will utilize a shipping carrier designated by AT&T, with all charges billed directly to AT&T by the carrier.
------------------------------------------------------ -------------------------------------------------------------------------

Footnotes to Table 1:

(1) Subject to 100% credit if network is managed by NetSolve (see Paragraph 4 of Attachment H).

(2) This charge for Orders accepted by NetSolve prior to the Effective Date will be at the amount in effect as of the Effective Date. Monthly DBU test results/reports shall be provided by NetSolve to all DBU customers by the later of (i) 120 days after the signature date of this Amendment 16 or (ii) sixty days following receipt of any information required from AT&T.

(3) Additional charge at Time and Materials rate (see Item 8 in Table 1) for installations completed outside of 8:00 a.m. to 5:00 p.m. local time Monday through Friday.

(4) The cost of the equipment will be invoiced as the equipment is received from the manufacturer. The percentage fee will be invoiced as the equipment is shipped to the end user customer. NetSolve will provide a monthly report detailing all inventory held by NetSolve, which has been billed to AT&T and not yet shipped to the end user customer.

(5) Maintenance services purchased utilizing NetSolve's vendor may be canceled by AT&T only if the related Services per Item 2 of Table 1 are cancelled (as allowed in this Amendment 16) or if the AT&T end user customer elects to utilize its own vendor for such services and any such cancellation shall require ninety (90) days written notice to NetSolve by AT&T. NetSolve may not bill AT&T for such maintenance services after the later of (i) the end of the 90 day notice period or (ii) the effective cancellation date for the related Services per Item 2 of Table 1. Maintenance charges hereunder shall not predate installation of the applicable equipment by more than thirty
     (30) days unless the equipment has already been shipped to the end user customer and AT&T or the end user customer delay installation for more than thirty (30) days beyond the requested installation date. In any case where maintenance predates installation by more than 30 days, NetSolve shall provide a monthly exception report to AT&T.

(6) This charge will include the creation and delivery of customer-specific information contained in NetSolve's database in a format to be mutually agreed upon, thirty (30) minutes of project management or engineering assistance per site (including any time required for turn-up of management
     PVC). Any time in excess of thirty (30) minutes per site on a per-customer basis will be billed at the rates in Item 8 of Table 1.

(7) Modem Maintenance: NS will bill AT&T a monthly maintenance rate of $* per device for any modem under management by NS, where standard maintenance coverage is not available from a qualified vendor. This fee will cover all replacement costs to NetSolve, should the device become defective while under management.

Table 2

     The price to AT&T for the services under Item 2 of Table 1 are set forth below and are based on the Service Term and number of sites per each individual Order. No more than one end user customer can be included on a single Order.

     If the aggregate price is less than the amounts in Table 3 in any month, NetSolve will invoice AT&T a shortfall amount equal to the amount in Table 3 less the actual aggregate amount.

                            AT&T/NetSolve Proprietary                     Page 4

     All of the sites on each Order shall be installed within the Ramp-Up Period (defined as one-hundred-eighty (180) days after installation of the first site on the Order, unless AT&T and NetSolve mutually agree otherwise on a case by case basis). If all of the sites under an Order are not installed within the Ramp-Up Period, then NetSolve may bill AT&T based on the actual number of installed sites for that Order. Such price will be utilized only prospectively (i.e., there will be no adjustments to billing for prior months). Despite the foregoing, if the failure to meet the Ramp-Up schedule is due to NetSolve installation delays, then NetSolve shall bill AT&T based on the number of installed sites in the Order until the NetSolve delay is cured.

     If a customer cancels sites, NetSolve may base the pricing on the remaining number of sites. Provided, however, that if a customer cancels sites, due to a business downturn, then NetSolve shall not increase the price if the decrease in the number of sites results in a drop of only one level in Table 2. Notwithstanding the foregoing, NetSolve may base the pricing on the remaining number of sites if (i) AT&T has increased its price to the end user customer or (ii) the decrease results in the number of sites falling into the first level of Table 2. If a customer adds sites, the pricing will be the same price as the last Order for that customer.

TABLE 2 - January 1, 2002


              ---------------------------------------------------------------------------------------------------------
                                   Domestic                                      Add for International
              ---------------------------------------------------------------------------------------------------------
              Number of Sites    12 Months       24 Months       36 Months       12 Months        24 or 36 Months
              ---------------------------------------------------------------------------------------------------------
              ---------------------------------------------------------------------------------------------------------

              ---------------------------------------------------------------------------------------------------------
              1 - 3              $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              4 - 6              $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              7 - 25             $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              26 - 50            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              51 - 75            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              76 - 100           $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              101 - 150          $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              151 - 1,500        $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              1,501 - 3,000      $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              3,001 - 5,000      $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              5,001 +            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------

TABLE 2 - April 1, 2002

              ---------------------------------------------------------------------------------------------------------
                                   Domestic                                      Add for International
              ---------------------------------------------------------------------------------------------------------
              Number of Sites    12 Months       24 Months       36 Months       12 Months        24 or 36 Months
              ---------------------------------------------------------------------------------------------------------
              ---------------------------------------------------------------------------------------------------------

              ---------------------------------------------------------------------------------------------------------
              1 - 3              $*              $*              $*              $*               $*
             ---------------------------------------------------------------------------------------------------------
              4 - 6              $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              7 - 25             $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              26 - 50            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              51 - 75            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              76 - 100           $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              101 - 150          $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              151 - 1,500        $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              1,501 - 3,000      $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              3,001 - 5,000      $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              5,001 +            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------

                                 AT&T/NetSolve Proprietary                Page 5

TABLE 2 - July 1, 2002

              ---------------------------------------------------------------------------------------------------------
                                   Domestic                                      Add for International
              ---------------------------------------------------------------------------------------------------------
              Number of Sites    12 Months       24 Months       36 Months       12 Months        24 or 36 Months
              ---------------------------------------------------------------------------------------------------------
              1 - 3              $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              4 - 6              $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              7 - 25             $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              26 - 50            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              51 - 75            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              76 - 100           $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              101 - 150          $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              151 - 1,500        $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              1,501 - 3,000      $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              3,001 - 5,000      $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              5,001 +            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------

TABLE 2 - October 1, 2002

              ---------------------------------------------------------------------------------------------------------
                                   Domestic                                      Add for International
              ---------------------------------------------------------------------------------------------------------
              Number of Sites    12 Months       24 Months       36 Months       12 Months        24 or 36 Months
              ---------------------------------------------------------------------------------------------------------
              1 - 3              $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              4 - 6              $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              7 - 25             $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              26 - 50            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              51 - 75            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              76 - 100           $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              101 - 150          $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              151 - 1,500        $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              1,501 - 3,000      $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              3,001 - 5,000      $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------
              5,001 +            $*              $*              $*              $*               $*
              ---------------------------------------------------------------------------------------------------------

Notes to table 2:

Renewal service terms will be priced at the 36month rate for any renewal of 12 months or more.

Cancellation of Management Fees on Disconnects: NetSolve will cancel the billing for management services effective two days after receipt of a valid disconnect order from AT&T for requests that originate directly as a request from the end user customer to NetSolve or that are identified as a result of the fault isolation process - i.e., the end user customer has disconnected the managed device or management circuit. NS will cancel the billing for management services effective 30 days after receipt of a disconnect MACD from AT&T for all other disconnect or service termination requests.


                        AT&T/NetSolve Proprietary                         Page 6

Table 3

                            Minimum
                            Monthly
              Month         Billing

              Feb-02        *
              Mar-02        *
              Apr-02        *
              May-02        *
              Jun-02        *
              Jul-02        *
              Aug-02        *
              Sep-02        *
              Oct-02        *
              Nov-02        *
              Dec-02        *
              Jan-03        *
              Feb-03        *
              Mar-03        *
              Apr-03        *
              May-03        *
              Jun-03        *
              Until
              Ramp-down


(1) The Minimum Monthly Billing in Table 3 will be increased by the aggregate totals of the Item 2, Table 1 monthly billing amounts of any End User Customer that AT&T transfers to another network management center other than transfers made as a result of an end user customer's dissatisfaction with NetSolve's performance with respect to such customers. Revenue associated with End user customer sites removed from AT&T as a result of either breach of Paragraph 6 herein or as a result of any right given to NetSolve in Paragraph 6 shall be immediately deducted from Minimum Monthly Billing.

Paragraph 6 - COMPETITION

For purposes of this Amendment 16 only, Paragraph 6 of the Agreement as amended by Amendment 5 is replaced by the following:

Paragraph 6 - COMPETITION

A. NetSolve shall not, without prior written authorization by AT&T MNS Business Management, directly contract with any AT&T End User Customer to provide substantially the same Services hereunder during the Term of this Amendment 16 and for a period of ninety (90) days thereafter. If NetSolve breaches or violates the preceding sentence on more than one occasion, AT&T may, in its sole discretion, immediately terminate this entire Amendment, upon written notice to NetSolve, and immediately begin a ramp-down period of eight months. NetSolve may, however, subcontract with an independent third party to provide substantially the same Services to an AT&T End User Customer up to a maximum total removal (including any sites obtained by NetSolve as a result of NetSolve's breach of its duty not to directly contract) from AT&T of 750 End User Customer Sites if the specific End User Customer opportunity was not developed as a result of performing Services hereunder and did not involve any Solicitation by NetSolve. Upon removal of more than 750 such End User Customer sites as set forth herein, AT&T shall have the right to immediately terminate this Amendment, upon written notice to NetSolve, and immediately begin a ramp-down period of eight months. For purposes of this Paragraph 6 of Amendment 16, "AT&T End User Customer" means an end user customer to which NetSolve is providing Services pursuant to this Amendment 16 and "Solicit" or "Solicitation" means any contact with a AT&T End User Customer that is not


                        AT&T/NetSolve Proprietary                         Page 7
allowed by this Amendment 16 including contact for the purpose of selling directly to that customer the Services that NetSolve provides to AT&T under this Amendment 16.

In addition, NetSolve agrees that with respect to the Services provided by NetSolve under this Amendment 16 that it will not directly contact any End User Customer or perform any activity with any End User Customer that is not reasonably necessary in order for NetSolve to perform its responsibilities as specifically set forth in the Agreement or this Amendment 16, including without limitation, marketing activities, customer surveys, forums or meetings without the specific prior written authorization of AT&T's MNS Contract Representative as set forth in Paragraph 2. In the event that an AT&T End User Customer contacts NetSolve with respect to the Services for a purpose that is not reasonably necessary in order for NetSolve to perform its responsibilities as specifically set forth in the Agreement or this Amendment 16, NetSolve shall inform such AT&T End User Customer that such contact is not permitted and shall terminate the contact and report immediately such contact to AT&T's MNS Contract Representative as set forth in Paragraph 2. NetSolve shall not disclose to End User Customers or potential customers that NetSolve is a supplier of contract services to AT&T and shall represent itself to any End User Customer hereunder as a representative of AT&T.

NetSolve acknowledges and agrees that all customer information derived as a result of performing Services hereunder is the property of AT&T. NetSolve shall promptly return all such customer information to AT&T upon termination or expiration of this Amendment or the transfer of the applicable AT&T End User Customer from NetSolve whichever is earlier with the exception of (i) Orders and other business records which NetSolve must retain to support its financial and tax reporting obligations and customary corporate record-keeping requirements; and (ii) data contained electronically in NetSolve's databases which NetSolve will purge in accordance with its standard practices. The applicable data in item (ii) will be provided to AT&T in accordance with Item 10 of Table 1 of Paragraph 4. In perpetuity, NetSolve shall not: (1) use any customer information that it obtains as a result of performing the Services hereunder or the network designs developed hereunder to compete with AT&T or others; and (2) NetSolve should not disclose such customer information or network designs to any third party, employees, agents, subcontractors or suppliers for the purpose of competing with AT&T or others. Such disclosure shall not be prohibited: (i) if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any such information, however, NetSolve shall provide AT&T with prompt notice of such a requirement so AT&T may seek an appropriate protective order; or (ii) in connection with a federal or state securities filing, or in any effort to raise capital or borrow funds from any public or private source provided NetSolve shall provide AT&T with prompt notice of any disclosure (for example, in connection with a road show regarding a pending public offering of securities, NetSolve would inform AT&T in advance of the types of information NetSolve proposes to disclose such a length and estimated value of any contract or amendment thereto with AT&T). AT&T may seek an appropriate protective order if the parties do not reach agreement about the scope and content of any proposed disclosure.

Paragraph 7 - INVOICING AND PAYMENT

Invoices for recurring monthly charges and maintenance shall be sent monthly in advance by NetSolve, based on the number of Router Sites installed and maintained as of the date the invoice was sent. Invoices for equipment purchased from NetSolve shall be sent when the equipment is shipped by NetSolve to the Router Site. Invoices for routers will be sent upon receipt by NetSolve of the equipment. When the implementation of the end-user customer's network is complete and operational NetSolve will invoice AT&T for the one-time, non-recurring charges associated with the coordination and installation of equipment (including the percentage fee for routers in Item 5 of Table 1). Invoices shall be sent to AT&T at the address shown below, directed to the personal attention of the person indicated below, or other representative as designated by AT&T via any method mutually agreed, including electronic submission of invoices. All undisputed amounts due shall be paid within forty-five (45) days after AT&T's receipt of the invoice. Notice of any unpaid disputed amount shall be given by AT&T to NetSolve in writing by AT&T prior to expiration of the forty-five (45) day payment period. Any charges not paid or disputed within such sixty (60) days after receipt of the invoice shall be assessed a late charge of one-percent (1%) per month until paid.

Invoices to be sent to:
AT&T
Attn:  *

                          AT&T/NetSolve Proprietary                       Page 8

Room 1B06
745 Rt. 202/206
Bridgewater, NJ  08807



Paragraph 24 - TERMINATION

Termination of this Amendment Number 16. -

a) In the event NetSolve shall be in breach or default of any of the terms, conditions or covenants of this Agreement, or this Amendment Number 16, or in the event AT&T is in breach or default of its payment obligations under the Agreement, and such breach or default continues unremedied twenty-five
     (25) days after receipt of written notice, the non-defaulting party may terminate any Order(s) (except that if a given breach or default relates to only one end user customer and does not involve a breach of Paragraph 6 herein, then only the Order(s) for that end user customer may be terminated) without any charge, obligation or liability. Notwithstanding the foregoing, AT&T's obligation to pay (i) for Services already received and accepted by AT&T, and (ii) any properly billed unpaid and undisputed charges (prior to resolution of the dispute) set forth under Item 10 of Table 2 of Paragraph 4, shall not be excused. If this Agreement is terminated by AT&T due to NetSolve's breach or default, AT&T may, at its discretion, begin a Ramp-Down period, not to exceed twelve (12) months, to transition existing Router Sites to other management centers without limitation as to the number of sites transitioned per month. In the event of such Ramp Down, the pricing shall not change, unless any such price change is made pursuant to Paragraph 4B.

b.) The Agreement and all Orders under Attachments A and H may be terminated immediately by AT&T by notice in writing:

          i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due);

          ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice;

          iii) if a proceeding is commenced under a provision of the United States Bankruptcy Code, voluntarily by NetSolve;

          (iv) if a proceeding is commenced under a provision of the United States Bankruptcy Code, involuntarily, against NetSolve, and such proceeding is not dismissed within thirty (30) days.

c) NetSolve shall provide AT&T with written notice, as soon as it may legally do so, if NetSolve merges with or is acquired by a competitor of AT&T. AT&T may terminate this Agreement at any time, without termination liability immediately by providing notice during the thirty day period following AT&T's receipt of written notice of the merger/acquisition that it will terminate this Agreement. If this Agreement is terminated by AT&T under this Paragraph 24c), AT&T may, at its discretion, begin a Ramp-Down period of twelve (12) months or less, to transition existing Router Sites to other management centers without limitation as to the number of sites transitioned per month. During the first twelve months of the Ramp-Down period the pricing for each Order shall not change (unless such pricing change is made pursuant to Paragraph 4B). Pricing for end user customers still managed by NetSolve after the first twelve months of migration shall be separately negotiated by the parties.

d) Termination of Individual Orders placed pursuant to this Attachment A-AT&T may terminate individual Orders for Router Sites without charge, upon 30 days written notice in the event AT&T has received a written notice from the end user customer that such end user customer: (i) is expanding and NetSolve is unable to provide the services defined in Attachment A; (ii) has terminated its services with AT&T due to a business downturn; or (iii) or has signed up for an AT&T service that NetSolve does not support for AT&T. The termination of individual Orders pursuant to this Paragraph 24d) shall not serve to reduce the minimum monthly billings set forth in Table 3 of Paragraph 4 of this Amendment Number 16.

e) In addition to its termination rights under Paragraphs 24a) through 24d) above, AT&T may cancel all Orders under this Agreement for any reason (termination for convenience) at any time after the Ordering Period in accordance with the Ramp-down schedule set forth in this Paragraph 24, provided that AT&T shall first have

                           AT&T/NetSolve Proprietary                      Page 9
     provided NetSolve one-hundred-eighty (180) days prior written notice that it will begin a Ramp-Down. At the end of the notice period, an eight (8) month Ramp-Down will begin. Each month during the Ramp-Down, AT&T shall transition no more than 12.5% of the existing sites away from the NetSolve management center. After the eight (8) month Ramp-Down, Router Sites will still be managed by NetSolve only upon the mutual agreement of NetSolve and AT&T. Following receipt of the notice of termination under this Paragraph
     24e), NetSolve may reject Orders for new end user customers in its sole discretion.

f) In the event of expiration or termination of this Agreement, in whole or in part, wherein all or some portion of the work will be performed by AT&T itself or elsewhere, NetSolve agrees to provide all reasonable efforts and full cooperation in the orderly transition of the work to AT&T designated Network Management centers, provision of reports, data configuration files and similar customer specific information and media necessary for continuation of the work transferred, continuation of work at reducing levels if necessary during a transition period and at reduced levels if work is transferred in part. Other than the charges in Item 10 of Table 1 of Paragraph 4, there will be no additional charge to AT&T for such services.

Revisions/Additions to Attachments/Schedules:


     1. The Performance Metrics and Credits set forth in Attachment A shall be retained for purposes of this Amendment including, without limitation, metric and credit applicable to Network Availability.

          The following credits will be reduced by *% effective January 1, 2002; *% effective April 1, 2002; *% effective July 1, 2002; and *% effective October 1, 2002:

          o    Pro-Active Monitoring

          o    Mean Time to Restore (MTTR) Overall

          o    Mean Time to Restore (MTTR) With Dispatch

          o    On Time Installation (First Sites)

          o    On Time Installation (Overall)

          The parties hereto agree that they will negotiate new mutually agreeable Performance Metrics and Credits within one hundred twenty
          (120) days of the effective date of this Amendment to replace or augment the current Performance Metrics and Credits. Until such time as the parties reach mutual agreement, the existing Performance Metrics and Credits shall continue to apply and any failure to reach such agreement shall not be considered a breach or default under the Agreement or Amendment 16.

     2. Billing DMOQ. Insert the following in Attachment A under NetSolve Ongoing Responsibilities:

          Within ninety (90) days after the Effective Date of this Amendment 16, NetSolve will provide completions reporting for 100% of all orders via a mutually agreed format within 24 hours of completion (billing effective date). Billing notification defects (anything beyond 24 hours of completion) will be flagged in transmission to AT&T for special attention by AT&T.

     3. Service Level Agreement set. Attached hereto as Attachment B is a preliminary specification for additional SLA reporting which reporting NetSolve shall implement within 120 days after receipt from AT&T of a final specification. AT&T and NetSolve will mutually agree upon any charges for the development of such reporting in the event the scope of the reporting materially increases beyond that set forth in Attachment B or if the scope changes after NetSolve's receipt of the final specification. There shall be no Performance Credits from NetSolve to AT&T with respect to the SLAs in Attachment B.

     4. Reimbursement for DBU Charges Related to Router Mis-configuration. Within existing Attachment A, under Section titled, Customer Satisfaction Metrics, insert new sub heading titled: Reimbursement for


                              AT&T/NetSolve Proprietary                  Page 10

          DBU Charges Related to Router Mis-configuration. In the event AT&T identifies a possible credit to the end user customer and it is determined that such credit will be given to the End User Customer as a result of NetSolve's mis-configuration of a managed router device, NetSolve will credit to AT&T the underlying ISDN or POTS DBU charges billed to the end user customer by the ISDN or POTS service provider within thirty days of AT&T providing NetSolve a copy of the provider's billing to the end user customer. NetSolve's obligation shall not apply to the extent the mis-configuration was by AT&T, the end user customer, or any other third party not controlled by NetSolve. Further, NetSolve shall be permitted to negotiate a revised billing with the end user customer's service provider to reduce the billing to the extent possible. In no event shall NetSolve's credit exceed the amount actually paid to the provider by the end user customer.

     5. Service Executive: Within existing Attachment A, after Section titled, Strategic Relationship Approach, insert new section titled: Service Executive.

               Both NetSolve and AT&T will provide to the other party a Single Point of Contact (SPOC) with responsibility for resolving any and all customer related issues for all Services performed by NetSolve under this Amendment 16.

     6. Equipment Reclamation: Within existing Attachment A, under NetSolve's Roles and Responsibilities, Section B, create new category labeled as Disconnect Activities with the following requirement:

          o Issues equipment reclamation request to customers with AT&T provided equipment within 24 hours of any equipment upgrade and within one week of receipt of any site disconnect MACD or network termination notice.

                 ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME

NETSOLVE, INCORPORATED                            AT&T CORP.

By:     Robert C. Pojman                   By:      Diana Jones, CFSMD
   -----------------------------------        ----------------------------------

Signature:     /s/ Robert C. Pojman        Signature:     /s/ Diana Jones
          ----------------------------               ---------------------------

Title:    VP Business Development          Title: GROUP PROCUREMENT DIRECTOR
      --------------------------------

Date:          January 17, 2002            Date:         January 17, 2002
      --------------------------------          --------------------------------



                            AT&T/NetSolve Proprietary                    Page 11

                                  Attachment A

                     MANAGED NETWORK SOLUTIONS and NETSOLVE

This Attachment A to Amendment Number 16.0 of the Contract Services Agreement, (the "Agreement") covers Managed Router Solutions ("MRS") that NetSolve shall provide to AT&T in support of AT&T's Managed Network Solutions ("MNS") offering, when requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment A.

Responsibilities

NetSolve's support of MRS will occur during pre-sale activities, post-sale project management, and on-going network management. In each of these activities, NetSolve will act as a subcontractor of AT&T. In any customer communication, NetSolve will represent itself as AT&T, not as NetSolve. NetSolve as a distinct organization will be transparent to the customer. AT&T shall have the sole and independent responsibility for marketing MRS, including the determination of customer pricing, and in no event shall NetSolve be permitted to review or have access to AT&T's offer pricing to end-user Customers, strategic marketing information, or other competitively sensitive information. NetSolve shall only receive proposals and reports that are needed to perform quality services for AT&T in a timely manner.

NETSOLVE'S ROLES AND RESPONSIBILITIES ARE AS FOLLOWS:

A.   NetSolve Pre-Sales Responsibilities

          o    Receive pre-qualification form

          o    Develop preliminary design of network, router, and DSU/CSU

          o    Consult with account team and customer

          o    Finalize overall network design

          o    Provide monthly report of number of customers and sites designed

          o Growth Markets Sales Process activities outlined in Attachment H and H-1 and similar activities for other quotes as provided for in this Attachment A

B.   NetSolve Post-Sales Responsibilities

Implementation Coordination:

          o    Overall Project Management of Implementation

          o    Deliver Project Plan to Customer

          o    Inform customer of necessary preparations

          o Place order for equipment with NetSolve's vendors for equipment if equipment is contained on the Order

          o Place order with NetSolve's equipment maintenance vendors (or with AT&T's vendors for international locations) if equipment maintenance is contained on the Order

          o Place order with NetSolve's equipment install vendors (or with AT&T's vendors for international locations) if equipment install is contained on the Order

Installation Activities:

          o    Receive, stage, and configure equipment

          o Coordinate provisioning activity of transport and equipment vendors

                            AT&T/NetSolve Proprietary                    Page 12

          o Verify that network and equipment connectivity and configurations are supporting customer applications

          o    Schedule and coordinate test and turn-up activities

          o    Provide monthly report of installed customers and sites

          o Provide installation through NetSolve's vendors (if equipment installation is contained on the Order) or AT&T's vendors

C.   NetSolve On-going Responsibilities

          o    Pro-actively monitor and manage customer networks 24 X 365

          o    Receive customer inquiry and trouble calls

          o    Perform appropriate software upgrades

          o Isolate and work with equipment vendor to correct router software bugs

          o    Contact with vendors (including AT&T) for trouble resolution

          o    Contact with customers regarding progress of trouble resolution

          o Provide monthly availability report to AT&T Project Managers and customers

          o    Maintain documentation of network design

          o    Provide monthly summary report of customer and sites supported

          o Provide the following monthly reports via Global Exchange to begin following the first full month of service for a site. The reports listed below require that the end user customer router support the appropriate Management Information Base (MIB) Variables. Consult with end user customer regarding reports on a monthly basis (quarterly for end user customers with fifteen (15) or fewer sites).

               -    WAN Interface Utilization

               -    WAN Interface Traffic Type

               -    WAN Interface Protocol

               -    WAN Router Performance

               -    WAN Interface Utilization Exception

               -    WAN Interface Traffic Type Exception

               -    WAN Interface Error Exception

               -    WAN Frame Relay Exception

               -    WAN General Device Information

          o    Proactively manage performance of Customer Network

          o Provide maintenance through NetSolve's vendors (if equipment maintenance is contained on the Order) or AT&T's vendors

AT&T ROLES AND RESPONSIBILITIES ARE AS FOLLOWS:

A.   AT&T Pre-Sales Responsibilities

          o    Assess initial requirements

          o    Provide pre-qualification form

          o Develop design and customer pricing for network transport and equipment

          o    Present proposal to potential customer

B.   AT&T Post-Sales Responsibilities

o    Provide all appropriate customer information


                            AT&T/NetSolve Proprietary                    Page 13

          o    Place order for network transport

          o    Inform NetSolve of network transport due date

          o    Place equipment orders when required

          o    Deliver project plan to Customer

Strategic Relationship Approach

AT&T MNS and NetSolve agree that in order for a strategic relationship to be successful a clear understanding of strategies and goals and an overall governing leadership team made up of the parties is required. In order to foster this close cooperation, NetSolve and MNS agree to establish a Leadership Team within a reasonable time frame following execution of this Agreement. The team shall meet on at least a quarterly basis during the term of this Agreement. This team shall review, coordinate and share strategic long-term planning with respect to the services purchased by AT&T (but neither party shall be required to divulge any proprietary information in this regard), establish principles and policies governing the strategic relationship, set future directions, and resolve issues presented to the team. This team shall include, at a minimum, members from AT&T that are capable of providing functional requirements in line with the strategies of MNS. This team shall include, at a minimum, members from NetSolve that can understand and communicate requirements presented by AT&T representatives to NetSolve's planning process.

Performance Metrics and Credits

Performance Metrics include the performance of NetSolve, any third party suppliers of NetSolve and the performance of any suppliers recommended by AT&T for which NetSolve has management responsibilities under this Attachment A. The Performance Metrics will be used to determine any credits due AT&T by NetSolve, subject to the adjustments set forth in the second paragraph of the section titled "Credits for Missed DMOQs" of this Attachment A.

Table 1

------------------------------------------------------------------
Direct Measures of Quality            Target
("DMOQ")
------------------------------------------------------------------
Network Availability                  *% for each end user
------------------------------------------------------------------
Pro-Active Monitoring - % of          *% in the aggregate for all
troubles NetSolve calls
customer end users first and within
30 minutes.
------------------------------------------------------------------
On-Time Installation - First          *% in the aggregate for all
Sites                                 end user installations
------------------------------------------------------------------
On-Time Installation - Overall        *% in the aggregate for all
                                      end user installations
------------------------------------------------------------------
Mean Time To Restore - With           * Hrs, or * Hrs after
Dispatch                              deadline for technician
                                      arrival at site based on
                                      maintenance coverage
                                      purchased, whichever is
                                      later
------------------------------------------------------------------
Mean Time To Restore - Overall        * Hrs for all outages for
                                      all end users in the
                                      aggregate
------------------------------------------------------------------
Call Receipt - Average time           *% within 30 seconds in the
customer in queue waiting to be       aggregate for all end users
picked up for trouble reporting
------------------------------------------------------------------


                            AT&T/NetSolve Proprietary                    Page 14

Network Availability Metrics

For purposes of these sections the following are defined as:

Network Component: all NetSolve-provided or approved components, in a network designed and mutually agreed upon utilizing service and equipment providers approved by NetSolve, including the frame relay ports and PVCs, local access to AT&T's frame relay switch, T1 multiplexers, CSU/DSUs, routers (to the router LAN port), and cabling between such units, which are covered by Services under a Order accepted by NetSolve.

Link or Network Link: the logical connection between two customer sites covered by NetSolve Services and consists of all of the Network Components required for connectivity between such sites.

Downtime: the total time in a given month, measured in minutes for each Network Link, that a Network Link is not available to the customer. For purposes of determining whether the Network Availability target is met, Downtime excludes outages resulting from (i) any operator error, improper act , or omission of AT&T, AT&T's end user customer, or the affiliates, representatives, invitees, licensees, vendors, or the like of either of them; (ii) inaccurate information provided to NetSolve by AT&T or AT&T's end user customer; (iii) failure of any facilities, equipment, services, or the like which are not Network Components, including but not limited to LAN components; (iv) failure of AT&T or AT&T's end user customer to perform any of their respective responsibilities under the Agreement or this Attachment A; (v) unavailability of AT&T or AT&T's end user customer personnel to grant NetSolve access to facilities as required for NetSolve to perform its responsibilities; (vi) preventive or scheduled maintenance activities of AT&T, AT&T's end user customer, or any other third party not a sub-contractor or otherwise directed or consented to by NetSolve; or
(vii) any large scale outage of the AT&T network or a network segment, or a significant portion of either thereof. This time will not be excluded from the reported DMOQ, however this time will be excluded from the calculated credits.

Network Availability: the aggregate link minutes in one month (links multiplied by minutes) minus the Downtime minutes, all divided by the aggregate link minutes in one month (links multiplied by minutes) expressed as a percentage for each month. Network Availability includes the physical layer, the data link layer and the network layer of the Network, provided that the source of the problem(s) is a Network Component.

Pro-Active Monitoring Metrics

NetSolve is responsible for first contact with customers for proactive trouble monitoring for any customer's network. Pro-Active Monitoring is defined to mean contacting the customer before the customer calls in and, in any event, within 30 minutes of receipt of alarm (managed devices only). This metric does not apply in the event of a large-scale network outage which would affect more than 20% of the customers being managed by NetSolve.

Installation Metrics On-Time Installation (First Sites) - Since Installations and MACs are scheduled by NetSolve Project Implementation Managers with the end-user customer, it is imperative that the service provider arrive on the scheduled date and time. Arrival at the customer premise must be in ample time to allow the installation to be completed successfully and service turned up on the scheduled date. On- Time Installation (First Sites) means the customer's initial two sites were successfully installed on the scheduled installation date. The scheduled installation date is determined by the later of (i) 60 days, from contract acceptance by AT&T; (ii) the customer requested due date; or (iii) 50 days from receipt by NetSolve of a Order executed by AT&T.

On-Time Installation (Overall) - On time Installation (Overall) means all of the customer's sites installed after the initial two sites were successfully installed on the scheduled installation date.

Maintenance Metrics

Mean Time To Restore (MTTR) - Overall shall be defined as the arithmetic mean of the time to clear trouble tickets (utilizing Downtime eligible for calculating credits as the measure of Time To Restore).

                              AT&T/NetSolve Proprietary                  Page 15

Mean Time To Restore (MTTR) With Dispatch shall be defined as the arithmetic mean of the time to clear trouble tickets (utilizing Downtime eligible for calculating credits as the measure of Time To Restore) when dispatching of a technician (LEC or equipment maintenance) is required to restore the customer's network to satisfactory operating condition.

Call Receipt

NetSolve shall produce monthly reporting showing the Average time MNS customers wait in queue to be picked up for trouble reporting. This metric does not apply in the event of a large-scale network outage which would affect more than 20% of the customers being managed by NetSolve.

Credits for Missed DMOQ's

If NetSolve fails to meet the target monthly objectives in any month, NetSolve shall provide AT&T with a credit in each succeeding month that the target objective is not met. The credits associated with each performance metric are set forth in the following table. In no event will the credits for Network Availability, Pro-Active Monitoring, Mean Time to Restore Overall, or Mean Time to Restore with Dispatch with respect to a customer site in any given month exceed the total net billings to AT&T by NetSolve for that month for the charges for the affected router managed hub sites and router managed non-hub sites set forth in Item 2 of Table 1 in Paragraph 4 of Amendment Number 11.0. In no event will the credits for On-Time Installation (First Sites), On-Time Installation (Overall), and Customer Satisfaction Metrics - Installation (below) exceed the total net billings to AT&T by NetSolve for the charges for installation set forth in Item 4 of Table 1 in Paragraph 4 of Amendment Number 11.0.

No credit will be issued by NetSolve for any DMOQ for a particular customer to the extent the missed DMOQ is caused by a negligent act, omission or failure of AT&T or its affiliates, service supplier, or end user customer. In the event any act, omission, or failure of AT&T's service suppliers (but not AT&T or its affiliates) can be reasonably managed by NetSolve to increase the DMOQ, NetSolve will attempt to work with that service supplier to increase that supplier's performance if such work does not, in NetSolve's sole opinion, significantly increase NetSolve's costs.

----------------------------- --------------------------------------------------
Network Availability          If NetSolve does not achieve a Network
                              Availability rate of * percent (*%) for any
                              customer's network during any two (2) months
                              of a rolling twelve (12) month period, NetSolve
                              shall provide AT&T with a * (*) month credit for
                              the net monthly fees for the charges set forth in
                              Item 2 of Table 1 Paragraph 4 of Amendment Number
                              11.0 for all the Router Sites associated with the
                              customer.
----------------------------- --------------------------------------------------
Pro-Active Monitoring         For the first month the objective is not met, the
                              credit will be equal to $* for each router site
                              which had downtime for an outage and was not
                              reported by NetSolve within thirty (30) minutes.
                              For any subsequent months the target objective is
                              not met, the credit will be equal to $* for each
                              router site which had downtime for an outage and
                              was not reported by NetSolve within thirty (30)
                              minutes.
----------------------------- --------------------------------------------------
Mean Time To Restore          The credit will be equal to $* for each router
(MTTR)Overall                 site that had Downtime and was restored  without
                              dispatch in more than four hours if the MTTR
                              Overall with Downtime for all customers exceeds
                              four hours.
----------------------------- --------------------------------------------------
Mean Time To Restore          The credit will be equal to $* for each router
(MTTR) With Dispatch          site that had Downtime and was restored with
                              dispatch in excess of the time allowed as set
                              forth above. No credit will be due if a credit
                              is issued for Mean Time to Restore Overall.
----------------------------- --------------------------------------------------
On Time installation          The credit will be equal to $* for each router
(First Sites)                 site that was installed after the scheduled due
                              date. No credit will be due for any site that is
                              rescheduled with an interval of less than five (5)
                              business days from the end of the day the
                              reschedule notice was received by NetSolve.
----------------------------  --------------------------------------------------
On Time installation          The credit will be equal to $* for each router
(Overall)                     site than was installed after the scheduled due
                              date. No credit will be due for any site that is
                              rescheduled with an interval of less than five (5)
----------------------------  --------------------------------------------------


                              AT&T/NetSolve Proprietary                  Page 16

--------------------------------------------------------------------------------
                 business days from the end of the day the reschedule notice was received by NetSolve.
 -------------------------------------------------------------------------------

     Customer Satisfaction Metrics

     Customer Satisfaction Requirements - If any NetSolve activity ( installation or maintenance) is concluded by any AT&T end-user to be unsatisfactory, and AT&T provides a credit for such performance, the following credit is due to AT&T. No credit shall be due to AT&T if the service failure is due solely to any act, omission, or failure of AT&T or its service suppliers set forth below. If the service failure is due in part to any act, omission or failure of NetSolve or NetSolve suppliers, and AT&T or AT&T suppliers, the credit should be reduced by 50% of the amount calculated below.

     ---------------------------------------------------------------------------
           Activity Performed                      Credit Due *
     ---------------------------------------------------------------------------
              Installation                     Actual Credit to Customer
                                       Not to exceed 50% of Installation fee for
                                                  the affected sites
     ---------------------------------------------------------------------------
              Maintenance                      Actual Credit to Customer
                                       Not to exceed 25% of maintenance for the
                                              affected sites for the month
     ---------------------------------------------------------------------------

         * The credit due will be reduced by the amount of any credit issued to the end user for On-Time Installation (First Sites) and On-Time Installation (Overall) under the section titled `Credits for Missed DMOQs' in this Attachment A.

     For any event that precipitates this type of credit due, AT&T and NetSolve will jointly perform an operational review to determine the factors that contributed to the situation. Both AT&T and NetSolve will engage the proper extended team to develop process changes to ensure these situations will be remedied for all future activities.

The credits set forth above constitute NetSolve's sole liability, and AT&T's sole and exclusive remedy, for any failure to meet any DMOQs or other metrics.

     Miscellaneous

     Insufficiently Prepared Site - In the event that NetSolve or its supplier arrives at a site and cannot complete an installation and must be dispatched a second time due to the site being insufficiently prepared, NetSolve will bill AT&T T&M charges incurred (this is in addition to the standard installation fee). T&M charges will not apply if the site is prepared in accordance with the site survey instructions and the instructions are reasonably deemed inappropriate or inadequate and the condition giving rise to such assessment are reported to NetSolve in writing.

     Performance Reports

     NetSolve shall produce the following reports in a timely fashion on a monthly basis:

-------------------------------------- -----------------------------------------
     Management Center Reports         DMOQ Results including:
                                       o  Network Availability
                                       o  Mean Time To Restore (MTTR)
                                          Requiring Dispatch
                                       o  Mean Time To Restore (MTTR) Overall
                                       o  On Time installation - First Sites
                                       o  On Time installation - Overall
                                       o  Pro-Active Monitoring
                                       o  Trended Ticket & Down Time Report
                                       o  Service Performance by Customer
------------------------------------- ------------------------------------------
     Customer Reports                  o  Network Performance Reports as listed
                                          in Section C of NetSolve's
                                          Responsibilities in Attachment A



                              AT&T/NetSolve Proprietary                  Page 17

--------------------------------------------------------------------------------
                                 Ticket Summary
--------------------------------------------------------------------------------



                                   Appendix A

                                  Supported CPE

This section may be updated in the future based upon mutual agreement between AT&T and NetSolve. The following vendors' access routers are supported as part of the Managed Router Service:

Routers
Cisco 2501 Router
Cisco 2502 Router
Cisco 2513 Router
Cisco 2514 Router
Cisco 2515 Router
Cisco 4500 Router
Cisco 4700 Router
Option - Dual Ethernet
Option - Token Ring
Cisco 7505 Router with HSSI Interface
Option - Dual Ethernet
Option - Dual Fast Ethernet
Option - Dual Token Ring
Option - FDDI Multimode
Option - 64MB DRAM

Router IOS
Cisco IOS  11.x

CSU/DSU
Cray DCP 3080
Digital Link Solo Encore
Digital Link 3100
Paradyne 316x
Paradyne 3610
Paradyne 9611.0

Out of Band Modems
Multi Modem MT 1932BL
Paradyne 3820

Protocols
IP
Routing protocols
BGP4, RIPV1, RIPV2 and Static

                              AT&T/NetSolve Proprietary                  Page 18

                                   Appendix B

           Additional Professional Services Available Through NetSolve

These services will be billed based on time and materials expended by NetSolve. These charges, when requested in writing by AT&T MNS, will be included in the bill to AT&T from NetSolve. The types of on-site services to be provided will be:
o    Perform address renumber design for customer network.
o Perform individual address (IP) assignments behind the customer access router.
o    Perform on-site surveys.
o Obtain information from customer as required to Change the LAN physical and logical design (if addressing changes needed).
o Enable dynamic address discovery scheme (i.e. DHCP) for corporate LAN users (note: remote access assignment is performed by AT&T).
o    Installation Support.
o Configuration of client workstations, proxy servers, and IP gateways with address of AT&T DNS Server.
o    Recommend performance improvements to customer.

                                  ATTACHMENT H

        Managed Network Service Commercial & Middle Market Sales Process

This Attachment for Contract Services ("Attachment H") to the Agreement covers services ("Services") that NetSolve shall provide to AT&T in support of the Growth Markets Sales process for quoting Managed Network Services (MNS), as requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment.

Paragraph 7 - Invoicing and Payment

NetSolve's invoice shall be rendered at the end of each month, and shall be payable within 30 days of receipt. NetSolve shall mail invoices with copies of any supporting documentation required by AT&T to the address shown on this Agreement or an order.

                                 Attachment H-1

                         MRS Proposal Statement of Work

1.   Overview

NetSolve and AT&T Growth Markets wish to streamline the cycle time, and improve accuracy in the design and pricing of the new bundles for Managed Router Services. NetSolve will develop a network design and price quote for opportunities generated by AT&T's Growth Markets sales organization that fit within the new MRS bundles.

2.   NetSolve Pre-Sales Responsibilities

2.1  Interview prospect

Pre-qualification forms for MRS bundled services will be sent to NetSolve. Upon receiving a pre-qualification form, NetSolve will contact a prospect and conduct a technical interview to gather the necessary information to design and price a Managed Router bundle. The initial prospect call will be made within one business day of receipt of the pre-qualification form. Although NetSolve will attempt to contact the prospect within one business day, the prospect's schedule and knowledge of their network dictate the actual time required for interview completion. If

                              AT&T/NetSolve Proprietary                  Page 19

NetSolve is unsuccessful in obtaining an interview schedule with the prospect after three attempts (including voice mail), the qualification form will be returned to the appropriate DNAE and DNSM for follow up.

NetSolve will also assist in proposal closure by providing support to the DNAE and, where mutually agreed by AT&T and NetSolve, assisting in or making customer presentations.

2.2  Determine solution fit

NetSolve will utilize a standard set of criteria included in Exhibit 1 in order to determine the proper solution. If the solution is determined to fall outside one of the bundles, NetSolve will forward the opportunity back to the DNAE to be sent to his/her Data Network Consultant (DNC) for completion.

2.3  Complete standard MNS pricing and design

NetSolve will complete an appropriate network design and pricing within 48 hours for non-SNA offer bundles, and 96 hours for other offer bundles. The timing on this deliverable is measured from the completion of the prospect interview. The pricing includes quotes for management, equipment, cables, installation, and maintenance. Equipment pricing will include terms indicated on the pre-qualification form.

2.4  Create network map

NetSolve will create a network map that accompanies the pricing information in 2.3.

2.5  Provide DNAE checklist

NetSolve will include the appropriate DNAE checklist with each pricing, and design package.

3.   NetSolve Post Sales Responsibilities

3.1  Complete and forward customer implementation plan

After AT&T has received a contract for a Managed Router Service solution, NetSolve will complete and forward a Project Summary Description to facilitate the transfer of information to the appropriate "service factory." A copy of this implementation plan is provided in Exhibit 2.

3.2  Sales process performance reporting

NetSolve will track and report on all the bundled Managed Router Service quoting activity for the Commercial and Middle Markets organization completed by NetSolve. Monthly and calendar year to date statistics will be warehoused and reported. NetSolve will report the following metrics by service product type and total:

     o    Number of Proposals
     o    Number of Sites
     o    Closure percentage
     o    Proposal aging histogram
     o    Interval from proposal information release to contract sign
     o    Interval from pre-qualification arrival to interview
     o    Interval from interview to proposal

3.3  Update product features and pricing

NetSolve will update product features and pricing within three business days of receipt from AT&T. If AT&T should release changes on a more periodic basis than monthly, then AT&T and NetSolve agree to negotiate an appropriate increase in the fee per proposal.

                              AT&T/NetSolve Proprietary                  Page 20

4.   Communications

4.1  NetSolve/Sales Force

NetSolve will communicate initially with the field using ATTmail and Word documents in RTF format. In the long term, the intention is to use a Web interface to communicate to the field from a pre-qualification form and proposal response perspective.

4.2  NetSolve/Factories

The Project Summary Description in Exhibit 2 will be the primary method for interfacing the quoting capability of NetSolve with other AT&T MNS factories.

4.3  NetSolve/Product House

NetSolve will interface at least quarterly with the AT&T individuals and organizations responsible for the MRS family in order to stay current with future directions and strategy.

5.   AT&T Responsibilities

5.1  Pre-Sales

AT&T DNAEs will determine whether the solution to be offered fits within a standard MRS bundle prior to sending the pre-qualification form to NetSolve. If, after NetSolve contacts the customer to develop the network design, it is determined that the proposal will not fit into a standard bundle, then NetSolve will contact the DNAE to explain the situation, and pass along all new information gathered. The DNAE is then responsible for working with an AT&T DNC to develop the design and price quote.

                              AT&T/NetSolve Proprietary                  Page 21

                                  Attachment B

1.  Service Level Agreement (SLA) Overview

The AT&T Managed Router Solutions SLA provides a set of standard service level performance objectives which AT&T commits to meet during the Service Period. Failure to meet the service level objectives by AT&T may result in financial credits to the Customer per the terms of this Service Level Agreement. This SLA is provided at no additional charge to Customers meeting the specified Customer and Customer Site eligibility requirements. This Schedule A.4 shall apply to Standard AT&T Managed Router Solutions and shall not apply to AT&T Managed Router Solutions Prepackaged Services.

AT&T may from time to time modify this SLA, including but not limited to its objectives, measurements and credits, upon one-month prior notice. AT&T will send Customer a description of any such modifications prior to the effective date of such modifications.

AT&T may add support for this SLA in new countries without prior notice. Upon request, AT&T will provide a current list of countries where support for this SLA is provided. AT&T may withdraw support for this SLA in a particular country by providing three months' prior notice, to affected Customers.

The standard service level performance objectives are comprised of three components: On-Time Site Implementation, Site Availability and Mean Time to Repair. Mean Time to Repair is a combined metric of both with and without dispatch. AT&T will use commercially reasonable efforts to meet or exceed the subject Standard Service Level Performance Objectives based on the contents of this Schedule A.4.

A. On-Time Site Implementation is a metric, which measures on-time Site implementation based upon mutually agreed to schedule of dates between the Customer and AT&T.

B. Site Availability is a metric, which measures the availability of a Customer Site over a calendar month. There are four tiers of Site Availability based upon type of transport, network configuration and backup for the subject Customer Site. The four tiers for Site Availability are without backup, ISDN dial backup, dual leased lines with one router and dual leased lines with two routers. Sites equipped with analog backup shall be classified as "without backup".

C. Mean Time to Repair is a metric, which is defined as the average time it takes to repair a transport and/or logical problem with or without requiring a vendor dispatch and to restore a Customer Site to Normal Operation after an outage.

2. Standard Service Level Performance Objectives For Eligible Domestic and International Sites
     -------------------------- --------------------- --------------------------
     Component                  Measurement           Objective
     -------------------------- --------------------- --------------------------
                On-Time Site    Individual Site       Completion of Each Site
              Implementation    Installation and      On Time
                                Enablement

     Site Availability -        Individual Site       *% - w/o backup
     (Objectives may vary by    Availability          * to *% - with ISDN dial
     country, see Exhibit A)                          backup
                                                      * to * % - with dual
                                                      leased lines, single
                                                      router
                                                      * to *% - with dual leased
                                                      lines, dual routers
     Mean Time to Repair

                                Mean Time To Repair -
                                with and without      (less than or equal to)
                                Dispatch              * hours

     -------------------------- ------------------------- ----------------------
On-Time Site Implementation is measured based on mutually agreed to schedule of dates between the Customer and AT&T. AT&T and Customer will mutually agree to a Customer Commit Date (CCD) for each Site after all the required data for the Site is available. In the case of International Sites, these dates will also include restrictions and/or limitations imposed by specified country PTTs. Both Customer and AT&T will review these specific country time frames prior to agreeing to a specific installation schedule.

                              AT&T/NetSolve Proprietary                  Page 22

A site is implemented when: AT&T has completed the physical installation and logical configuration of all CPE and network connectivity such that a Site is able to send/receive data packets from the LAN interface of the WAN router across the primary link according to the agreed upon design. When AT&T has successfully established connectivity via a ping to the LAN interface of the WAN router and all components are implemented according to the agreed upon design, AT&T will notify Customer that the Site is available for their use and such Site will be considered on-time if implemented on or before the Customer Commit Date.

Site Availability is defined as the ability to send or receive data packets from the LAN port of a router over a primary or secondary (backup) link regardless of the number of hops over a specified time frame. Site availability is measured and reported as a percentage over a full calendar month. A Site Availability metric is computed for each applicable tier. A Site is considered unavailable from the time when it is detected as unable to send or receive data from the LAN interface of the WAN router across either the primary or backup link (due to a fault directly attributable to AT&T) or reported as such and a Trouble Ticket is opened, to the time when AT&T notifies (i.e. by telephone, e-mail, voice mail, fax or other agreed upon means) Customer that the problem has been resolved such that Customer should be able to send or receive data over at least one of the links. The Site Availability Objective for a metric is obtained from the table in Exhibit A. The formula for Site Availability is:

               Total *Scheduled Minutes of Availability For Site -
                 Total Minutes Of Unavailability For Site * 100
                Total Scheduled Minutes of Availability for Site

*Scheduled Minutes equals the amount of minutes in a given month less any time attributable to scheduled maintenance activities.

Mean Time to Repair is defined as the fixed monthly average of the outage time associated for all applicable Customer Trouble Tickets. An outage is defined as the time during which the Customer cannot access the network due to a fault directly attributable to AT&T. ** A Site is considered repaired when restored to Normal Operation which means the Customer has the ability to send/receive over a primary route. The formula for Mean Time to Repair is:

                     Customer Total Of Outage Minutes/Month
                        Customer Total # Of Tickets/Month

**Criteria and exclusions for AT&T attributable outages can be found in below under Exceptions.

3.  Customer Eligibility for Service Level Agreement

o A minimum of 10 Customer Sites. In the event that the Customer does not meet the minimum number of Sites required for the SLA during the Service Period, AT&T shall owe no SLA credits and Customer will return any credits that AT&T may have paid in advance

o    All Customer Sites must utilize AT&T managed transport

o Customer Sites will be included in the monthly measurements only if the Sites have been installed for at least one full calendar month, for such purposes of eligibility for this SLA a calendar month shall begin on the first of the month

o Customer Sites, including all router configurations, must be managed out of one of the AT&T MNS Work Centers

o Customer Sites must be tested and accepted by AT&T MNS Work Center personnel except for CPE and transport connections that are already installed as of the date such Sites are added to the Agreement, in which case, such CPE and transport connections are subject to prior Architectural Validation by AT&T

o Each router console port must have a dedicated dial analog line to AT&T for out-of-band access and if the line is not available when required by AT&T, any down time associated with this Site will not be counted against AT&T Site availability SLA

o    Each Customer hub Site shall have a management PVC to the AT&T MNS Work
     Center.

o If the Customer network utilizes ISDN backup in order to receive the Service Level Site Availability Objective for ISDN backup, the following rules apply: The access component of the ISDN connection needs to be diverse from the primary access link. Additionally, each hub Site shall be equipped with a minimum of 2 ISDN bearer channels in support of a maximum of 5 remote Sites equipped with ISDN.

o Customer Premise Equipment (CPE) must be managed and maintained by AT&T and its agents

o CPE must be compliant with AT&T engineering standards - both hardware and software

o Customers must subscribe to a 7 X 24 X 4 CPE Maintenance Agreement where geographically available, otherwise Deferred Maintenance time shall take effect

o If a Customer has more than one billable location ID, the Customer must select one of these IDs for crediting purposes when applicable


                           AT&T/NetSolve Proprietary                     Page 23

4. Exceptions

Troubles that are caused by any of the events listed below that are not the responsibility of AT&T shall not detract from Service Level objective attainment:

o    Negligence of the Customer or their representatives
o Any Force Majeure event that prevents AT&T or any such Agent, local exchange carrier or vendor from effecting restore or repair
o Down time attributed to changes to any applicable foreign government or PTT regulations such as the PTT hours of operation
o Down time caused by specific PTT designated holiday or publicly recognized holidays which impact AT&T's ability to provide the Service
o Delayed maintenance (AT&T or vendor Agents respond or can repair within the Service Level commitment, but Customer reschedules to a different time or date)
o No access (AT&T or vendor Agents respond or can repair within the Service Level commitment but the Customer does not provide Site access)
o Customer unavailability to accept repairs, or, for transport or logical failures, instances in which Customer requests repairs to be delayed or rescheduled for another time
o Any time that impacts the target metrics and Service Levels during which AT&T does not have out-of-band access to a Site
o Interruptions or delays caused by the failure of power, equipment, services or systems (at Customer premise) not provided by AT&T including, but not limited to:
          o    UPS Backup power
          o    Generators
          o    Air conditioning/Heating
o Any interruptions or delays during any period when the Customer or user has released a Service to AT&T for maintenance including maintenance windows or rearrangement purposes, or for the implementation of a Customer order.
o Any interruptions or delays during any period when the Customer decides not to release the Service for testing and/or repair and the Customer continues to use the Service.
o Customer initiated network changes outside of the Move, Add, Change ("MAC") procedures agreed to in the Customer Information Guide. All changes are subject to AT&T's review and approval.

Additional Exceptions - On-Time Site Implementation

If AT&T misses a mutually agreed to implementation date due to any of the following factors, such implementation date shall be considered on-time:

o    AT&T's access to the Site was restricted
o Any Customer changes that affect the agreed to implementation schedule without prior AT&T review
o Inadequate environment at the Site, including, but not limited to, improperly cooled equipment rooms, power failure, etc., that is Customer's responsibility under the Attachment
o Interruptions or delays due to labor difficulties, governmental orders, civil commotion, acts of God and other circumstances beyond AT&T's reasonable control
o Customer is not ready for the installation of the transport, installation of the equipment, or testing of the installed configuration
o The local LEC, telco or PTT fails to install and turnover to AT&T the requested transport facility in the time requested and required to complete the installation.

5. Definitions

Terms used in this SLA without definition have the meanings assigned to them in the Attachment or in the Agreement. The following terms used in this SLA have the meanings indicated:

Normal Operation - Repair of CUSTOMER Site so that it performs according to its configuration, prior to the fault, using primary transport facilities (i.e., ability to send/receive data packets from the LAN interface of the WAN router across the primary link).

Outage - the time, during which CUSTOMER cannot access the network due to a fault directly attributable to AT&T and its Agents. An outage begins when a trouble is detected or reported and a Trouble Ticket is opened. An outage ends when AT&T notifies (i.e. telephone, e-mail, voicemail, fax or other agreed upon means) CUSTOMER that the trouble has been repaired. Only a subset of Trouble Tickets can classify as outages. Examples of Tickets, which do not classify, as outages are those opened and closed by automation, i.e., no human intervention, and tickets quoted as those in which AT&T and its Agents, are deemed not responsible.

                              AT&T/NetSolve Proprietary                  Page 24

Site - defined as a router and its associated DSU/CSU, back-up facilities, dedicated maintenance modem with access line, and all transport connections, regardless of the quantity of LAN/WAN ports resident on the remote/hub device.

Trouble Ticket - the AT&T record that stores the information required for tracking a trouble activity or event (e.g. Outage) from the initial call receipt through resolution or completion. Tickets can be either proactively detected by the center or reported by the Customer.

Deferred Maintenance - the time that AT&T or its Agents cannot respond to a Customer location to repair service due to the hours of operation. For purposes of calculating service levels, the clock shall stop during the hours when the maintenance providers are closed for business and shall re-start during the hours of operations. As an example, if Customer purchases 5X8X NBD CPE maintenance, assuming hours of operations of 9 A.M. - 5 P.M. M-F, and if an outage occurs at 3:00 P.M. on Friday and lasts until the following Monday morning at 10:00 A.M., AT&T would calculate, for SLA measurement purposes, 3 hours of down time, with the remaining time being attributable to Deferred Maintenance. Not withstanding the above, AT&T shall provide fault isolation and resolution services on a 7x24 basis until we determine that it is a CPE hardware problem or LEC/PTT access problem, which is then subject to the conditions listed above.

The Signatories below agree to this Service Level Agreement as outlined in this document.

Company Name: ____________________________________________________________

Address: _________________________________________________________________

City: ____________    State: _________      Zip Code: _____________



Signature: _______________________________________________________________

Title:  ____________________________________Date: ________________________


AT&T Representative Signature: ___________________________________________

Title: ____________________________________ Date: ________________________




                              AT&T/NetSolve Proprietary                  Page 25


Exhibit A - Site Availability Objective by Country

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Country                   w/o Backup             ISDN Backup             Dual Leased            Dual Leased
                                                                         Lines/Single Router    Lines/Dual Router
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Americas
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
United States             *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Canada                    *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
EMEA
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Austria                   *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Belgium                   *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Denmark                   *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Finland                   *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
France                    *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Germany                   *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Ireland                   *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Italy                     *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Luxembourg                *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Netherlands               *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Norway                    *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Spain                     *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Sweden                    *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Switzerland               *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
United Kingdom            *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Asia Pacific
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Australia                 *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Hong Kong                 *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Japan (Tokyo)             *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Japan (All Others)        *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Malaysia (Kuala Lumpur    *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
New Zealand               *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Singapore                 *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Taiwan (Taipei)           *%                     *%                      *%                     *%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


                              AT&T/NetSolve Proprietary                  Page 26